Exhibit 10.3
FACILITY BUILD-OUT AGREEMENT
This Facility Build-Out Agreement (this “Agreement”) is made as of April ___, 2005, between Advancis Pharmaceutical Corporation, a Delaware corporation (“Advancis”), and Clonmel Healthcare Limited, whose registered office is situated at Waterford Road, Clonmel, Co. Tipperary (“Clonmel”).
RECITALS
A.	On or about October 18, 2004, Advancis and Clonmel entered into that certain Letter of Intent and Authorization to Begin Purchasing (the “LOI”) in respect of a proposed collaboration between the parties to facilitate the manufacture and supply by Clonmel of Advancis’ amoxicillin PULSYS product (the “Product”), and on or about December 3, 2004, Advancis and Clonmel entered into that certain Heads of Agreement (the “HOA”), pursuant to which, among other things, it was anticipated that:
(i)	Clonmel will perform development, scale-up and validation services with respect to the Product;

(ii)	Clonmel will design, construct and make available to Advancis certain production and office facilities at Waterford Road, Clonmel, Co. Tipperary, Clonmel, Ireland, as more specifically described in Exhibit A hereto (the “Build-Out Facilities”) and shall procure the installation of the equipment (the “Build-Out Equipment”) currently identified and to be identified at Exhibit B in the Build-Out Facilities for the purpose of being able to develop and manufacture the Product; and

(iii)	Clonmel will manufacture at the Build-Out Facilities and supply commercial quantities of the Product for sale and distribution by Advancis.
B.	Advancis and Clonmel are in the process of entering into a Development and Clinical Manufacturing Agreement (the “Development Agreement”) and a Manufacturing and Supply Agreement (the “Supply Agreement” and collectively with the Development Agreement, the “Product Agreements”).

C.	Further to the Product Agreements:
(i)	Clonmel has received from DPS Engineering & Construction Ltd (“DPS”), a proposal setting out details relating to the design and construction of the Build-Out Facilities and the installation of the Build-Out Equipment, more specifically identified on Exhibit C, and the form of which shall be in accordance with the form previously reviewed by the parties (the “DPS Proposal”);

(ii)	Advancis and Clonmel have already purchased and will purchase and install or cause to be installed at the Build-Out Facilities the Build-Out Equipment; and

(iii)	Clonmel has purchased certain Materials (defined below) to be used in the manufacture of Products.

D.	In addition, Clonmel and DPS are, substantially simultaneously herewith, entering into certain Articles of Agreement with the Schedule and the six attachments thereto, and including both the 10% +/- Cost Estimate approved by the parties and the standard form of performance bond (the “DPS Agreement”). The DPS Agreement is a project management agreement with respect to the design and construction of the Build-Out Facilities, which incorporates the terms of the DPS Proposal, and the form of which shall be in accordance with the form previously reviewed by the parties. DPS is currently performing work in respect of the Build-Out Facilities pursuant to the purchase order entered into with Clonmel that is more specifically identified on Exhibit D.

E.	As an inducement for Advancis to enter into the Supply Agreement, Advancis has agreed to reimburse Clonmel for certain payments made by Clonmel under this Agreement in respect of the Build-Out Facilities and Build-Out Equipment. Advancis and Clonmel desire to set forth the terms and conditions on which Advancis will reimburse Clonmel for payments made to DPS for design and construction of the Build-Out Facilities and to third party suppliers of the Equipment and Materials.
TERMS OF AGREEMENT
Accordingly, the parties hereby agree as follows:
1.	Construction.
1.1.	Clonmel shall procure the design and construction of the Build-Out Facilities. Advancis acknowledges that this obligation may be sub-contracted to DPS by Clonmel or to such others as may be agreed in writing by the parties (provided that nothing in this clause shall relieve Clonmel of any of its obligations pursuant to this Agreement).
(a)	Clonmel shall use with any contractors, and to the extent DPS is entering into agreements with subcontractors, shall require DPS to use forms substantially similar to the Articles of Agreement RIAI form as modified by the Clonmel Healthcare Limited Main Contractor Building Agreement in accordance with the forms previously reviewed by the parties. In addition, subject to approval of costs by Advancis, Clonmel shall require each contractor and shall procure that, where appropriate, DPS or any other Exhibit D Third Party (as defined in clause 1.2(a) below), shall require any contractors which they engage in connection with the design or construction of the Build-Out Facilities, to enter into a performance bond for [***] percent ([***]%) of the relevant contract price and on substantially similar terms to the performance bond referenced in the DPS Agreement. Clonmel acknowledges and shall ensure that Advancis shall be the ultimate beneficiary of any such performance bond.

(b)	Clonmel represents and warrants to Advancis that the Build-Out Facilities, as currently described in the Approved Build-Out Documents (as defined in clause

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1.2(a) below), and as may be further described and developed in amendments to Exhibit D, will be sufficient and appropriate for Clonmel to meet all of its obligations under the Product Agreements (referred to herein as “Fitness for Purpose”). Clonmel will use its best efforts at each stage of the construction of the Build-Out Facility to provide plans and specifications that if executed, will provide a Build-Out Facility that complies with Clonmel’s Fitness for Purpose representation and warranty. If Clonmel determines that a change to the plans and specifications is necessary, Clonmel must obtain Advancis’ prior approval pursuant to clause 2.6(a) of this Agreement. Upon the completion of the construction of the Build-Out Facility, if the Build-Out Facility fails to meet the Fitness for Purpose standard, Clonmel shall be solely responsible for correcting any flaws and providing a Build-Out Facility that complies with the Fitness for Purpose standard.
1.2.	Subject to clause 1.3, Advancis shall, within[***] days after receipt of Clonmel’s invoice therefore, pay Clonmel for the actual amounts paid or to be paid by Clonmel for:
(a)	all properly incurred and payable expenses arising out of any of the agreements listed on Exhibit D to this Agreement (the “Approved Build-Out Documents”), performed by any third party who is a party to the Approved Build Out Documents (referred to herein as an “Exhibit D Third Party”) and supported by all documentation and vouching which Advancis may require; and/or

(b)	expenditures by Clonmel in respect of the Build-Out Equipment (in accordance with Section 2 below).
1.3.	Notwithstanding anything to the contrary in clause 1.2:
(a)	all sums payable by Advancis under this Agreement shall be exclusive of VAT; Clonmel is solely responsible for all VAT, in respect of any of the transactions or activities contemplated in this Agreement; and

(b)	All funds paid by Advancis to Clonmel that are for costs not yet incurred shall promptly be paid by Clonmel, without deduction or set off, to any Exhibit D Third Party in accordance with Clonmel’s obligations under the applicable Approved Build-Out Document or for the applicable Build-Out Equipment, and Clonmel shall promptly deliver to Advancis documentation confirming in reasonable detail such payments to such parties.
1.4.	Advancis shall have no obligation to pay or reimburse Clonmel for:
(a)	any obligation incurred by Clonmel as a result of a modification to the Approved Build-Out Documents made without the prior written consent of Advancis;

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(b)	any amount paid or agreed as due by Clonmel, including pursuant to the Approved Build-Out Documents, in respect of penalties, interest, damages, indemnification or other similar obligations of Clonmel that do not constitute fees for services rendered by an Exhibit D Third Party (for the avoidance of doubt, this clause cannot be used by Advancis to avoid any indemnification obligations under clause 10.2 of this Agreement); or

(c)	any equipment appearing in the third category, as described below, of Exhibit B.
1.5.	The parties acknowledge and agree that Advancis has already provided Clonmel with payments in the amount of $[***], and such funds have been and shall be applied to pay for all properly incurred and payable expenses arising out of the Approved Build-Out Documents and performed by any Exhibit D Third Party.

1.6.	Exhibit D may be varied at any time by agreement in writing between the parties (and, without limitation, the signature of both parties on a revised and restated Exhibit D shall be sufficient evidence of any such agreement). Advancis shall agree to any amendment to Exhibit D and any modification to any Approved Build-Out Document in respect of work reasonably required in order that the Build-Out Facilities achieve Fitness for Purpose. If the parties cannot reasonably agree to a modification to Exhibit D, the dispute shall be handled in accordance with the provisions of Section 14.

1.7.	Clonmel shall procure all works, and each Approved Build-Out Document shall provide that all works shall be performed by each Exhibit D Third Party, on a transparent cost basis with Advancis having a right to information on price build up and access to overhead and profit figures for the purpose of approving bids.
2.	Build-Out Equipment Purchase and Reimbursement.
2.1.	In relation to the items of Build-Out Equipment identified in Exhibit B:
(a)	Clonmel shall purchase in its own name the Build-Out Equipment identified in Part 1 of Exhibit B. All such equipment shall be the sole property of Clonmel but all purchases of such equipment must be pre-approved by Advancis.

(b)	Advancis shall:
(i)	identify and engage a supplier for;

(ii)	order and purchase;

(iii)	carry out any necessary factory acceptance testing for;

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(iv)	cause to be delivered to the Build-Out Facilities;

(v)	carry out any necessary site acceptance testing for;

(vi)	make any payment due to the supplier in respect of;
the Build-Out Equipment identified at Part 2 of Exhibit B, provided that Clonmel will provide all reasonable assistance to Advancis in carrying out any factory acceptance testing and site acceptance testing. Where in that exhibit the ownership of such equipment is specified to vest with Advancis, such equipment shall remain the sole property of Advancis. Where in Part 2 of Exhibit B the ownership of that equipment is specified to vest with Clonmel, such equipment shall become the sole property of Clonmel when incorporated into the Build-Out Facilities or when incorporated with other pieces of Build-Out Equipment.
(c)	Clonmel shall purchase in its own name the Build-Out Equipment identified in Part 3 of Exhibit B. All such equipment shall be the sole property of Clonmel.

(d)	Clonmel shall cause each item of Build-Out Equipment, including Build-Out Equipment purchased directly by Advancis, to be installed at the Build-Out Facility in accordance with the timetable set forth in Exhibit B (for the avoidance of doubt, this clause cannot be used by Advancis to avoid any indemnification obligations under clause 10.2 of this Agreement). Save as otherwise provided in this Agreement, Clonmel shall be entitled to use such equipment solely to manufacture Products for Advancis or otherwise to perform its obligations under the Product Agreements.

(e)	Advancis shall, within [***] days after receipt of Clonmel’s invoice therefore, reimburse Clonmel for its actual out-of-pocket cost (including any applicable taxes, transportation fees and installation charges invoiced to Clonmel by the supplier of any Build-Out Equipment, other than, in all instances, VAT), for the purchase and installation of the Build-Out Equipment, excluding all such equipment listed in Part 3 of Exhibit B (and any costs incurred by Clonmel in respect of the equipment listed in Part 3 of Exhibit B shall be to Clonmel’s account and Clonmel shall be entitled to no reimbursement of those costs by Advancis pursuant to this clause, Section 1 above or otherwise). Subject to clause 2.4, all costs incurred by Clonmel for repairs to and maintenance of the Build-Out Equipment shall be the responsibility of Clonmel. Clonmel shall keep and maintain the equipment in good working order and shall provide adequate insurance for the equipment at Clonmel’s expense.
2.2.	Exhibit B may be varied at any time by agreement in writing between the parties (and, without limitation, the signature of both parties on a revised and restated Exhibit B shall be sufficient evidence of any such agreement).

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2.3.	At the request of Advancis, Clonmel shall execute and deliver such documents, make such public filings and take such further actions as may be reasonably necessary or desirable to protect the rights, title and interest of Advancis in the Build-Out Equipment where ownership in such is specified to vest with Advancis, as indicated on Exhibit B, including affixing labels or otherwise marking that Build-Out Equipment in a manner to indicate Advancis’ ownership thereof.
2.4.	(a)	Subject to sub-clause (b) and (c), Advancis may, at any time and from time to time on reasonable notice to Clonmel, in its sole discretion and it its sole cost, remove any Build-Out Equipment that is located at the Build-Out Facilities or otherwise at Clonmel’s facilities where in Exhibit B the ownership in such is specified to vest with Advancis.
(b)	Advancis indemnifies Clonmel in respect of any costs, loss or damage incurred by Clonmel (including, for the avoidance of doubt, loss or damage incurred by Clonmel by reason of a breach of any agreement with Advancis for the supply and manufacture of the Product) where Advancis exercises any rights pursuant to sub-clause (a) above.

(c)	Advancis may not remove any item of Build-Out Equipment in Clonmel’s possession from the Build-Out Facilities or elsewhere where any payment due to Clonmel from Advancis in respect of such equipment (pursuant to clause 2.1 or otherwise) is outstanding.

(d)	For avoidance of doubt, Advancis shall have no obligation to remove from the Build-Out Facilities any Build-Out Equipment and shall not be liable for any Build-Out Equipment that it elects to abandon. Where Advancis has failed to remove any Build-Out Equipment within two (2) years of notice from Clonmel that Clonmel intends to proclaim such equipment abandoned, then such equipment shall be deemed to have been abandoned by Advancis and the property and ownership in same shall vest with Clonmel. Clonmel shall have no liability or obligations whatsoever to Advancis in respect of any Build-Out Equipment deemed to have been abandoned by Advancis pursuant to this sub-clause.
2.5.	The terms of the purchase agreements between Advancis and the suppliers for any items of Build-Out Equipment supplied by Advancis pursuant to clause 2.1(b) shall be reasonably acceptable to Clonmel. Clonmel hereby confirms that all such purchase agreements currently reflected in Exhibit B are acceptable. In addition, Advancis shall take all reasonable steps necessary to assign all supplier warranties to Clonmel relating to such Build-Out Equipment, and in the event any warranty is unassignable, Advancis agrees to cooperate with Clonmel to enable Clonmel to make warranty claims through Advancis.

2.6.	In order to proceed with the obligations set forth in this Agreement as efficiently as possible, the parties agree as follows:

(a)	Clonmel acknowledges and agrees that in connection with the construction of the Build-Out Facility, Advancis shall approve all invoices and bids and all deviations from plans and specifications, [***], and Clonmel shall not proceed without first obtaining such approval. Clonmel shall provide Advancis with cost estimates for invoices and bids and all deviations from plans and specification for Advancis’ [***] review and approval. In addition, Clonmel shall provide Advancis with reasonable access to the Build-Out Facility.

(b)	Clonmel shall take all necessary steps to facilitate and assist the construction process and in no way hinder any contractor either in performance of work or in accessing the site.

(c)	Clonmel shall procure that the design and construction of the Build-Out Facility and the installation of the Build-Out Equipment and all related work shall be in accordance with good contracting practice, the Safety, Health and Welfare at Work Act, 1989, the Safety, Health and Welfare at Work (Construction) Regulations 1995, S.I. No. 138 of 1995, the Safety, Health and Welfare at Work (Construction) Regulations, 2001, as any of the foregoing may be amended from time to time and any applicable health and safety legislation, directions, by-laws or codes of practice.

(d)	Notwithstanding 2.6(a) above, once Advancis has approved such invoices and bids and such deviations from plans and specifications, Advancis shall not, without the prior approval of Clonmel, issue any directions or instructions in respect of the Build-Out Equipment or the Build-Out Facilities to DPS or any Exhibit D Third Party or otherwise interfere with the carrying out of any works or services associated with the Build-Out Equipment or the Build-Out Facilities. Advancis agrees that while on Clonmel’s site, Advancis shall comply with all reasonable directions of Clonmel or its agents and representatives.
3.	Materials Purchase and Reimbursement.
3.1.	Pursuant to the LOI, Clonmel was authorized to begin purchasing on behalf of Advancis certain materials necessary to enable Clonmel to manufacture pivotal trial material with respect to the manufacture and supply of the Products during the fourth quarter of 2004 (the “Materials”). A list of the Materials is attached as Exhibit E. All such Materials shall be the sole property of Advancis, and Clonmel shall be entitled to use such Materials solely to manufacture Products for Advancis or otherwise to perform its obligations under the Product Agreements. Advancis shall, within thirty (30) days after receipt of Clonmel’s invoice therefore, reimburse Clonmel for the actual out-of-pocket cost of the Materials, including any applicable taxes and transportation fees invoiced to Clonmel by the supplier of any Materials.

3.2.	At the request of Advancis, Clonmel shall execute and deliver such documents, make such public filings and take such further actions as may be reasonably necessary or desirable to

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protect the rights, title and interest of Advancis in the Materials, including affixing labels or otherwise marking the Materials in a manner to indicate Advancis’ ownership thereof.
3.3.	Advancis may, at any time and from time to time, in its sole discretion and at its sole cost, remove any or all of the Materials located at the Build-Out Facilities or otherwise at Clonmel’s facilities. For avoidance of doubt, Advancis shall have no obligation to remove any such Materials and shall not be liable for any Materials that it elects to abandon. Where Advancis has failed to remove any Materials within one (1) year of the termination of the Product Agreements, such Materials shall be deemed to have been abandoned by Advancis and the property and ownership in same shall vest with Clonmel. Clonmel shall have no liability or obligations whatsoever to Advancis in respect of any Materials deemed to have been abandoned by Advancis pursuant to this clause.
4.	Currency. All invoices issued by Clonmel and all payments made by Advancis hereunder shall be denominated in U.S. Dollars, regardless of the currency in which Clonmel’s third party obligations are denominated. Advancis shall not be required to compensate Clonmel for any currency fluctuations, including any occurring between the date of Clonmel’s invoice and the date of Advancis’ payment.

5.	Audit Rights. Advancis shall have the right upon reasonable advance notice, during normal working hours, either itself or by its agent to examine the books and records of Clonmel insofar as they relate to the amounts to be paid by Advancis under this Agreement.

6.	Confidentiality. The terms and conditions of that certain Non Disclosure Agreement by and between Advancis and Clonmel dated as of June 12, 2000 (the “Non Disclosure Agreement”), are hereby incorporated herein and the Non Disclosure Agreement is hereby amended such that the permissible uses of the Information (as defined in the Non Disclosure Agreement) include the activities contemplated hereunder.

7.	Intellectual Property Ownership.
7.1.	Clonmel acknowledges and agrees that any and all patents, trade secrets, technical know-how, trademarks and all other intellectual property rights of any kind related to the Products are and will remain the sole property of Advancis and shall constitute Information of Advancis for purposes of the Non Disclosure Agreement. Any and all ideas, discoveries, inventions, works of authorship, know-how, processes, formulas, improvements and revisions (collectively, “Inventions”) made, conceived, reduced to practice or developed by Clonmel, either solely or jointly with Advancis or any other party, in connection with or arising from or relating to confidential information of Advancis or the activities undertaken by Clonmel under this Agreement or that relate to or are capable of use in connection with any business of Advancis or products offered, used, sold or developed by Advancis of which Clonmel became aware pursuant to its activities hereunder, shall belong exclusively to Advancis. Clonmel shall assign to Advancis, and hereby does so assign, all such Inventions and the right to obtain patents or copyright registrations on any and all such Inventions in any or all countries. Upon request by Advancis, Clonmel shall assist Advancis in any way necessary, including executing documents to perfect in Advancis all right, title and interest in and to such Inventions.
7.2.	Clonmel warrants that the performance of Clonmel’s obligations under this Agreement and DPS’s obligations under the DPS Agreement with respect to the Build-Out Facility and the construction of same, but not the Build-Out Equipment, do not and will not infringe any third party intellectual property rights and Clonmel hereby indemnifies Advancis in respect of any third party intellectual property infringement.

7.3.	Clonmel shall procure for the benefit of each of Clonmel and Advancis a perpetual, royalty-free license to use the copyright and all other rights relating to the design of the Build-Out Facility and all drawings, designs, reports and other documents for any purpose related to the design and construction of the Build-Out Facility and the installation of the Build-Out Equipment.
8.	Term; Termination.
8.1.	This Agreement may be terminated by either party in the event the other party materially defaults on any of its obligations under this Agreement and fails to cure such default within [***] calendar days after receipt of written notice of such default from the non-defaulting party. Any termination pursuant to this clause shall be without prejudice to any rights the terminating party may have in respect of the breach the subject of the notice to be issued under this clause.
8.2.	(a) Advancis may terminate this Agreement on not less than [***] calendar days’ prior written notice to Clonmel.
(b)	Where Advancis exercises any rights pursuant to this clause 8.2:
(i)	Clonmel may procure the completion of such of the Build-Out Facilities as is reasonably required to ensure that the Clonmel premises at Waterford Road are watertight and otherwise compliant with any legislative requirements (including without limitation the Safety, Health and Welfare at Work Act 1989 and any regulations made thereunder) and Advancis shall be liable for any expenses or out-of-pocket costs reasonably incurred by Clonmel pursuant to this sub-clause.

(ii)	within [***] days of the issue of an appropriate invoice by Clonmel, Advancis shall pay to Clonmel:
(A)	any amounts which, but for the termination of the Agreement, would otherwise have been payable to Clonmel pursuant to the Agreement up to the date of its termination; and

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(B)	an amount equal to the value of any unavoidable commitment or obligation undertaken by Clonmel in accordance with this Agreement prior to the date of termination;
(c)	Advancis acknowledges that although it has the right to terminate this Agreement at will, Advancis will not terminate this Agreement and then seek damages from Clonmel for breach of the Product Agreements when Clonmel’s breach was caused by Advancis’ at will termination of this Agreement. Accordingly, Advancis hereby agrees not to pursue any actions against Clonmel for breach of the Product Agreements when Clonmel’s breach of the Product Agreements arises solely as a result of Advancis’ exercise of its rights under this clause 8.2. In addition, Advancis hereby consents to Clonmel’s use and admission into evidence of this clause in any applicable arbitribal, judicial or other proceeding.

(d)	In the event of a notification of a termination pursuant to this clause 8.2, both parties shall take commercially reasonable efforts to minimise any capital or other costs being incurred in respect of the Build-Out Facilities, the Build-Out Equipment or the Product or generally in respect of any obligation under the Agreement.
8.3.	(a)	Either party can terminate this Agreement upon a termination of the Supply Agreement that occurs prior to the stated expiration of the Supply Agreement. Termination of this Agreement pursuant to this subclause shall be effective immediately upon the giving of notice to the other party that the terminating party has decided to terminate this Agreement.
(b)	When a termination occurs pursuant to clause 8.3(a):
(i)	Clonmel may procure the completion of such of the Build-Out Facilities as is reasonably required to ensure that the Clonmel premises at Waterford Road are watertight and otherwise compliant with any legislative requirements (including without limitation the Safety, Health and Welfare at Work Act 1989 and any regulations made thereunder) and Advancis shall be liable for any expenses or out-of-pocket costs reasonably incurred by Clonmel pursuant to this sub-clause.

(ii)	within [***] of the issue of an appropriate invoice by Clonmel, Advancis shall pay to Clonmel:
(A)	any amounts which, but for the termination of the Agreement, would otherwise have been payable to Clonmel pursuant to the Agreement up to the date of its termination; and

(B)	an amount equal to the value of any unavoidable commitment or

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obligation undertaken by Clonmel in accordance with this Agreement prior to the date of termination.
8.4. (a)	Clonmel and Advancis represent and warrant to each other that:
(i)	their entry into this Agreement was duly authorized;

(ii)	they each properly signed and delivered the Agreement to the other, and

(iii)	this Agreement has been executed by duly authorized representatives from the respective parties.
(b)	In addition, Clonmel represents and warrants that it is a wholly owned subsidiary of Stada Arzneimittel AG (“Stada”), and that Stada has authorized and approved Clonmel’s entry into this Agreement and the performance of the terms of the Agreement. Upon request from Advancis, Clonmel will obtain from Stada a certificate confirming such facts. Upon execution of this Agreement by Clonmel, Clonmel shall deliver a document in substantially the same form as attached hereto as Exhibit F, executed by Stada, unconditionally guaranteeing Clonmel’s performance under this Agreement.
9.	Independent Contractor. The relationship between the parties shall be that of independent contractors, and nothing in this Agreement shall render either party or any person employed by either party an agent, employee, joint venturer or partner of the other party.

10.	Limitation; Indemnification.
10.1. (a)	Subject to 10.1(b), Clonmel shall indemnify, hold harmless and defend Advancis and its employees, officers, directors, stockholders and agents from and against any claims, demands, suits, proceedings, liabilities, judgments, awards, losses, damages, costs and expenses (including reasonable attorney fees) (“Claims”) by any third party in connection with this Agreement, including without limitation Claims made by DPS, Claims made by any Exhibit D Third Party, the suppliers of Equipment and Materials and the employees of Clonmel provided always that Clonmel shall not be liable to Advancis in respect of any such Claim to the extent that it has arisen by reason of the negligence of Advancis or by reason of a breach by it of this Agreement.
(b)	For the avoidance of doubt, Clonmel shall have no liability to Advancis pursuant to this clause 10.1 in respect of:
(i)	payments due to any supplier of the Build-Out Equipment identified in Part 2 of Exhibit B or in respect of any tax, duty, royalty, fee or other Claim in relation to such equipment; and

(ii)	any cost loss or damage indemnified by Advancis under clause 10.2.

10.2. (a)	Advancis shall indemnify, hold harmless and defend Clonmel and its employees, officers, directors, stockholders and agents from and against any Claims by any third party in connection with:
(i)	any penalties, interest, damages, indemnity or similar obligation of Clonmel which are a result of Advancis’ failure to timely pay Clonmel pursuant to the terms of this Agreement;

(ii)	any loss arising by reason of a delay by Advancis in the supply of the Build-Out Equipment; and

(iii)	any breach by Advancis of clause 2.6(d).
provided always that Advancis shall not be liable to Clonmel in respect of any such Claim to the extent that it has arisen by reason of an act or the negligence of Clonmel or by reason of a breach by it of this Agreement.
(b)	Advancis agrees to take all necessary precautions to prevent injury to any persons or damage to property and shall defend, indemnify and hold harmless Clonmel and its directors and employees (the “Indemnitees”) from and against all claims, damages, liabilities, judgments, losses, expenses (including reasonable attorneys’ fees), fines and penalties sustained or incurred by or asserted against any Indemnitee which are based on, related to or arising out of any act or omission of Advancis or its employees, agents or subcontractors in the course of conducting its business activities or engaging in activities on the premises of Clonmel.

(c)	Advancis shall defend, indemnify and hold harmless the Indemnitees from and against all claims, damages, liabilities, judgments, losses, expenses (including reasonable attorneys’ fees), fines and penalties sustained or incurred by or asserted against any Indemnitee for injury to any person (including death) or damage to property arising out of the use of the Build-Out Equipment and the Clonmel facilities by Advancis or any of its employees, agents or subcontractors, whether or not such claim is based upon its condition or on the alleged negligence of Clonmel in permitting its use; provided that Advancis shall have no obligations hereunder in the event of, and to the extent of, Clonmel’s wilful misconduct.

(d)	[***].

10.3.	In no event will either party be liable for lost profits or loss of data or any special, indirect, incidental, or consequential damages, however caused, on any theory of liability and whether or not such party has been advised of the possibility of such damages, arising under any cause of action and arising in any way out of this agreement, except to the extent of third party indemnity claims arising under clauses 10.1 and 10.2 of this Agreement.

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11.	Notices. Any notice, demand or request required by or made in connection with this Agreement shall be deemed properly made if personally delivered in writing, including by nationally-recognized air courier, or if deposited in the United States mail, postage prepaid, to the address specified below or such other address as either party may specify to the other by written notice:

To Advancis:

Advancis Pharmaceutical Corporation
20425 Seneca Meadows Parkway
Germantown, Maryland 20876
USA
Attention: Steven A. Shallcross, Senior Vice President and Chief Financial Officer

With a copy to:

Advancis Pharmaceutical Corporation
20425 Seneca Meadows Parkway
Germantown, Maryland 20876
USA
Attention: Joseph J. Rogus, P.E., Senior Vice President, Technical Operations

With an additional copy to:
Howard S. Schwartz, Esquire
DLA Piper Rudnick Gray Cary US LLP
6225 Smith Avenue
Baltimore, MD 21209-3600
USA

To Clonmel:

Clonmel Healthcare Limited
Waterford Road
Clonmel, Co. Tipperary
Ireland
Attention: Senior Vice President

With a copy to:
Clonmel Healthcare Limited
Waterford Road
Clonmel, Co. Tipperary
Ireland
Attention: Brendan Fitzpatrick, Operations Director

With an additional copy to:
Richard Stowe
Matheson Ormsby Prentice
30 Herbert Street
Dublin 2
Ireland
12.	Assignment. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld.

13.	Governing Law. This Agreement shall be governed by and construed in accordance with [***] without regard to its principles of conflicts of laws.

14.	Mandatory Arbitration. In the event of any dispute arising under this Agreement, each party will escalate the dispute to its senior management and if a resolution cannot be reached within a period of twenty (20) days, the parties will submit such dispute to arbitration. Any such arbitration shall be governed by [***]. The person to be appointed as arbitrator shall be agreed between the parties, or failing such agreement within ten (10) days, to be nominated by [***].

15.	Third Party Beneficiaries. Except as otherwise expressly provided in this Agreement, the provisions of this Agreement are for the benefit of the parties hereto and not for any other person. This Agreement shall not provide any third person with any remedy, claim, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement. Without limiting the generality of the foregoing, Clonmel acknowledges, represents and warrants to Advancis that it has not made and will not make any representation or any provision in the Approved Build-Out Documents that Advancis will have any liability or exposure to those parties.

16.	Survival. The respective obligations of the Parties under Section 6, Section 7, clause 8.2(c), Section 10 and Section 14 shall survive the termination of this Agreement until all applicable statutes of limitations have run.

15.	Entire Agreement; Amendment. This Agreement, including its recitals, exhibits and schedules, contains the entire agreement of the parties as to the construction of the Build-Out Facilities and the installation of the Build-Out Equipment, and supersedes any and all prior negotiations, correspondence, understandings and agreements between the parties with respect to the subject matter hereof. This Agreement may only be amended or modified by a written instrument signed by both parties.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.	Waivers. The terms hereof may be waived only by a written instrument signed by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

17.	Rules of Construction. The definitions used in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “but not limited to.” All references herein to Sections or clauses shall be deemed references to Sections or clauses of this Agreement unless the context shall otherwise require. Words such as “herein,” “hereof,” “hereto,” “hereby” and “hereunder” refer to this Agreement taken as a whole. Neither the captions to Sections or clauses or subdivisions thereof shall be deemed to be a part of this Agreement. Except as otherwise expressly agreed to by both parties in writing, if any term of any request, proposal, purchase order, invoice, acknowledgment or other document issued by either party in connection herewith conflicts with the terms of this Agreement, the terms of this Agreement shall control.

Execution
     IN WITNESS WHEREOF, the parties have executed this Facility Build-Out Agreement as of the date first above written.

ADVANCIS PHARMACEUTICAL CORPORATION
By:	/s/ Edward M. Rudnic
	Name:	Edward M. Rudnic, Ph.D
	Title:	Chairman and CEO

CLONMEL HEALTHCARE LIMITED
By:	/s/ James Hanson
	Name:	James Hanson
	Title:	Finance Director/CFO

EXHIBIT A
BUILD-OUT FACILITIES
Refer to following attachments:
1. The build-out drawing

2. Summary of scope

3. [***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B
BUILD OUT EQUIPMENT
[TO BE REVIEWED BY ALL PARTIES]
Part One — Build-Out Equipment to be purchased by Clonmel (to be reimbursed by Advancis)

	Ownership	Scheduled
Item	(Clonmel/Advancis)	Delivery Time
[***]	Clonmel	[***]

[***]	Clonmel	[***]

[***]	Clonmel	[***]

[***]	Clonmel	[***]

[***]	Clonmel	[***]

[***]	Clonmel	[***]

[***]	Advancis	[***]

[***]	Advancis	[***]

[***]	Clonmel	[***]

[***]	Clonmel	[***]

[***]	Advancis	[***]

[***]	Advancis	[***]

[***]	Advancis	[***]

[***]	Advancis	[***]

[***]	Advancis	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Part Two — Build-Out Equipment to be purchased by Advancis

Scheduled
Item	Ownership (Clonmel/Advancis)	Delivery Time
[***]	Advancis	[***]

[***]	Advancis	[***]

[***]	Advancis	[***]

[***]	Advancis	[***]

[***]	Advancis	[***]

[***]	Advancis	[***]

[***]	Advancis	[***]

[***]	Advancis	[***]

[***]	Advancis	[***]

[***]	Advancis	[***]
The parties acknowledge that the [***] to be used in the manufacturing of pivotal trial material for the Products, was purchased and installed at the Build-Out Facility pursuant to the parties’ LOI. The parties agree that such equipment shall be deemed to have been purchased and installed pursuant to this Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Part Three — Build-Out Equipment to be purchased by Clonmel (Not to be reimbursed by Advancis)

Scheduled
Item	Ownership (Clonmel/Advancis)	Delivery Time
[***]	Clonmel	[***]

[***]	Clonmel	[***]

[***]	Clonmel & Advancis	[***]
Part Four — Programme of Works
Refer to attached MS Project Plan from DPS as of February, 2005.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C
Preliminary design proposal received from DPS Engineering & Construction Ltd including the [***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D
LIST OF APPROVED BUILD-OUT DOCUMENTS
1.	The Agreement proposed between Clonmel Healthcare Limited (“Clonmel”) and DPS in respect of the Design and Project/Construction management of the Project;

2.	The Articles of Agreement RIAI form as modified by the Clonmel Healthcare Limited Main Contractor Building Agreement to be entered into by the parties set out in and in accordance with clause 1.1(a) of the Facility Build-Out Agreement.

3.	The Agreement(s) proposed between Clonmel and other subcontractor(s) in respect of the following works/services in relation to the Build-Out Facilities and/or Equipment:
(a)	Enabling Works, relocation of Glatt support equipment, relocation of existing cable trays and piping

(b)	Site Clearance

(c)	Noise Survey

EXHIBIT E
MATERIALS
The following materials have been/are to be purchased by Clonmel and then re-charged to Advancis.

Quantity (if
Material	Date	Supplier (if known)	known)	Price
[***]	December 12, 2004	[***]	[***]	[***]
[***]	December 22, 2004	[***]	[***]	[***]
[***]	November 4, 2004	[***]	[***]	[***]
[***]	December 13, 2004	[***]	[***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.